UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36070	26-0038620
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Oyster Point Boulevard South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 365-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2019, the Compensation and Management Development Committee of the Board of Directors of Five Prime Therapeutics, Inc. (the “Company”) approved grants of shares of restricted common stock of the Company (each, an “RSA Award”) to certain executive officers of the Company pursuant to the Company’s 2013 Omnibus Incentive Plan, in each case for the number of shares of common stock set forth opposite such executive officer’s name in the table below.

Name and Title	Number of Shares
Aron M. Knickerbocker President and Chief Executive Officer	337,000
David Smith Executive Vice President and Chief Financial Officer	110,000
Helen Collins Senior Vice President and Chief Medical Officer	110,000
Francis Sarena Chief Strategy Officer and Secretary	110,000

Subject to each executive officer’s continued service with the Company on the applicable vest date, the shares subject to such executive officer’s RSA Award will vest as follows:

(i)

20% will vest on the date the 30-calendar day volume-weighted average closing price of a share of the Company’s common stock is greater than or equal to $12.95; provided, that such shares will automatically expire and be forfeited at 5:00 p.m., Pacific time, on December 31, 2020, if such shares have not vested by such time;

(ii)

20% will vest on the date the 30-calendar day volume-weighted average closing price of a share of the Company’s common stock is greater than or equal to $19.43; provided, that such shares will automatically expire and be forfeited at 5:00 p.m., Pacific time, on December 31, 2021, if such shares have not vested by such time; and

(iii)

the remainder will vest upon the achievement of certain performance criteria set forth in the applicable RSA Award agreement. 20% of the shares subject to such RSA Award will automatically expire and be forfeited at 5:00 p.m., Pacific time, on each of December 31, 2022, December 31, 2023 and December 31, 2024, if such shares have not vested by such time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Prime Therapeutics, Inc.

By:	/s/ Francis Sarena
Francis Sarena
Chief Strategy Officer and Secretary

Dated: June 28, 2019